UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) FEBRUARY 1, 2007

                            R&R ACQUISITION III, INC.
                           --------------------------
             (Exact Name of registrant as specified in its charter)

         DELAWARE                      000-51739               43-2069362
         ---------                    ----------               ----------
(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)         Identification No.)

47 SCHOOL AVENUE, CHATHAM, NEW JERSEY                                07928
--------------------------------------                              ------
  (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (973) 635-4047
                                      N/A
         (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 1-REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         As disclosed in the Registrant's Current Report on Form 8-K dated December 12, 2006, the Registrant entered into an Agreement and Plan of Merger dated as of December 12, 2006 (the "MERGER AGREEMENT") by and among the Registrant, Ariston Acquisition Corp., a Delaware corporation and a newly-formed, wholly owned subsidiary of the Registrant (the "MERGER SUB"), and Ariston Pharmaceuticals, Inc. , a Delaware corporation ("ARISTON") pursuant to which the Merger Sub would merge with and into Ariston and Ariston would become a wholly owned subsidiary of the Registrant (the "MERGER").

         On February 1, 2007, the Registrant terminated the Merger Agreement pursuant to Section 7.1(b) of the Merger Agreement, due to the fact that the Merger was not consummated prior to January 31, 2007, and that the such date had not been extended.

                  SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

EXHIBIT              DESCRIPTION

10.1 Agreement and Plan of Merger dated as of December 12, 2006 by and among the Registrant, the Merger Sub and Ariston.(1)

------------------------
(1) Filed as an Exhibit 10.1 to the Registrant's Current Report dated December 12, 2006 and incorporated herein by reference.

                           * * * * * * * * * * * * * *

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2007

                                          R&R ACQUISITION III, INC.


                                          By: /s/ Arnold P. Kling
                                              -------------------
                                              Arnold P. Kling
                                              President



                                      -3-